Exhibit 10.34

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT, dated as of April 1, 2015 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement"), is made by and between Summit Semiconductor LLC, a Delaware limited liability company (the "Grantor") and Carl Berg (the "Secured Party").

WHEREAS, on the date hereof, the Secured Party rendered payment of $450,000.00 to Heritage Bank of Commerce (“Heritage”) as payment in full of an outstanding loan between Heritage and Grantor (the “Heritage Loan”) in exchange for that certain Secured Promissory Note in the principal amount of $450,000.00 of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Note") issued by Grantor to Secured Party. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note;

WHEREAS, this Agreement is given by the Grantor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations; and

WHEREAS, it is a condition to the obligations of the Secured Party to make the Loan evidenced by the Note that the Grantor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions.

(a)          Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(b)          For purposes of this Agreement, the following terms shall have the following meanings:

"Collateral" has the meaning set forth in Section 2.

"Event of Default" has the meaning set forth in the Note.

"Intellectual Property Collateral" means intellectual property interests of whatever kind and nature held by the Grantor.

"Proceeds" means "proceeds" as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

"Secured Obligations" has the meaning set forth in Section 3.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of Delaware or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.            Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the "Collateral"):

(a)          all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, general intangibles (including all payment intangibles and all Intellectual Property Collateral), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)          all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

3.            Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a)          the obligations of the Grantor from time to time arising under the Note, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys' fees (including at trial and on appeal) and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor under or in respect of the Note and this Agreement; and

(b)          all other covenants, duties, debts, obligations and liabilities of any kind of the Grantor under or in respect of the Note, this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the "Secured Obligations").

4.            Perfection of Security Interest and Further Assurances.

(a)          The Secured Party shall, from time to time, as may be required with respect to all Collateral, immediately take all actions to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, as applicable.

(b)          The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c)          The Grantor hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and/or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

5.            Subordination. Intentionally Omitted.

  6.           Representations and Warranties. The Grantor represents and warrants as follows:

(a)          The Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b)          All information, including without limitation financial information, provided by or on behalf of the Grantor to the Secured Party, is accurate and complete in all material respects.

(c)          At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and the liens in favor of the Senior Lenders.

(d)          The pledge of the Collateral pursuant to this Agreement creates a valid and perfected security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(e)          Each of this Agreement and the Note has been duly authorized, executed and delivered by the Grantor and each constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(f)          No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loan and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Note and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(g)          With respect to the Intellectual Property Collateral:

(i)          The Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned;

(ii)          the Grantor is the exclusive owner of all right, title and interest in and to, or has the exclusive right to use, all such Intellectual Property Collateral;

(iii)        to the Grantor's knowledge, the operation of the Grantor's business and the Grantor's use of Intellectual Property Collateral in connection therewith, does not infringe or misappropriate the intellectual property rights of any other party; and

(iv)        no action or proceeding is pending or, to the Grantor's knowledge, threatened seeking to limit, cancel or question the validity of any Intellectual Property Collateral or the Grantor's ownership interest or rights therein, or alleging that any Intellectual Property Collateral, or the Grantor's use thereof in the operation of its business, infringes or misappropriates the intellectual property rights of any party.

(h)          No action, suit, litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or threatened by or against the Grantor or against any of its property or assets.

(i)          Neither the Grantor nor any member or manager of the Grantor, and no legal or beneficial interest in a member of the Grantor, is a “foreign person” under the International Investment and Trade in Services Survey Act, the Agricultural Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, the amendments of such Acts or regulation promulgated pursuant to such Acts (collectively, the “Foreign Ownership Acts”). The Grantor, and all persons holding directly or indirectly any beneficial interest in the Grantor, have complied with all filing and reporting requirements of the Foreign Ownership Acts, and are not in violation thereof. Neither the Grantor, any affiliate of the Grantor nor any person owning an interest in the Grantor is or will be an entity or person (i) that is listed in the Annex to, or otherwise subject to, the provisions of Executive Order 13224 issued September 24, 2001 (“EO13224”), (ii) whose name appears on the most current list of the United States Treasury Department’s Office of Foreign Assets Contract (“OFAC”) list of “Specifically Designed National and Blocked Persons,” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf) as those terms are defined in the OFAC Regulations (31 CFR Section 500, et seq.); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224, or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in subparts [i] – [iv] above are herein referred to as a “Prohibited Person”). The Grantor covenants and agrees that the Grantor does not, and shall not (a) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. The Grantor has furnished the Secured Party with the Grantor’s federal tax identification number.

7.            Covenants. The Grantor covenants as follows:

(a)          The Grantor shall keep accurate and complete books and records at its principal place of business;

(b)          The Grantor shall promptly deliver monthly financial statements which are accurate and complete in all material respects to the Secured Party, and promptly deliver true and correct copies of tax returns and other tax filings to the Secured Party;

(c)          The Grantor shall use the Loan proceeds exclusively for commercial purposes and not in any other manner;

(d)          The Grantor shall preserve and maintain its limited liability company existence, rights, and all franchises, licenses, permits, and general intangibles (including the Intellectual Property Collateral) and shall not, without providing at least 30 days' prior written notice to the Secured Party, change its legal name, type of organization, jurisdiction of organization, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor shall, prior to any change described in the preceding sentence, take all actions requested by the Secured Party to maintain the perfection and priority of the Secured Party's security interest in the Collateral.

(e)          The Collateral shall be kept at Grantor’s offices and the Grantor shall not remove the Collateral from such locations without providing at least 30 days' prior written notice to the Secured Party. The Grantor shall, prior to any change described in the preceding sentence, take all actions required by the Secured Party to maintain the perfection and priority of the Secured Party's security interest in the Collateral.

(f)          The Grantor shall, at its own cost and expense, defend title to the Collateral and the lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected security interest for so long as this Agreement shall remain in effect.

(g)          The Grantor shall not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein, other than such sales or dispositions as may occur in the ordinary course of the Grantor's business.

(h)          The Grantor shall keep the Collateral in good order and repair and shall not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(i)          The Grantor has or will have in full force and effect fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of the Collateral that might be damaged or destroyed.

(j)          The Grantor shall pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(k)          The Grantor shall not create, incur, assume, permit to exist or otherwise become liable with respect to any indebtedness, guaranty or other similar obligation, other than the indebtedness evidenced by the Note and trade credit incurred in the ordinary course of the Grantor's business.

(l)          The Grantor shall not merge into or consolidate with any other party or entity, or permit any other party or entity to merge into or consolidate with it, or liquidate or dissolve.

(m)          The Grantor shall not engage in any business other than businesses of the type conducted by the Grantor on the date hereof and businesses reasonably related thereto.

(n)          The Grantor shall not make any payment on account of the purchase, redemption, defeasance, retirement or other acquisition of any limited liability company or other equity interest of the Grantor or any of its subsidiaries, or make any distribution in respect thereof, or make any distribution or contribution (whether in the form of cash, assets or securities) to any of the Grantor’s subsidiaries, in each case, either directly or indirectly, whether in cash or property or in obligations of the Grantor, other than, solely in the case of an entity taxed as a partnership, a distribution in respect of its members’ reasonably anticipated tax obligations.

(o)          The Grantor shall not create or acquire any subsidiaries.

(p)          The Grantor shall use the proceeds of the Loan for commercial, business or investment purposes, and shall not use the Loan: (1) for personal, family or household purposes; or (2) to purchase or carry "margin stock" (as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System) or to invest in third parties for the purpose of carrying any such "margin stock" or to reduce or retire any indebtedness incurred for that purpose.

(q)          The Grantor will not be reconstituted as an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or as an entity whose assets constitute "plan assets."

8.            Receivables. If any Event of Default shall have occurred and be continuing, the Secured Party may, or at the request and option of the Secured Party the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

  9.           Secured Party Appointed Attorney-in-Fact. The Grantor hereby appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

10.          Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

11.          Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor's part to be performed or observed in respect of any of the Collateral.

12.           Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)          The Secured Party, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 16 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Secured Party shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(b)          Any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(c)          If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

13.          No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 15), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

14.          Security Interest Absolute. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)          any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)          any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)          any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)          any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)          any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)          any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)          any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

15.          Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

  16.         Addresses For Notices. All notices and other communications provided for in this Agreement shall be addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

17.          Continuing Security Interest; Further Actions. This Agreement shall create a continuing lien and security interest in the Collateral and shall (a) subject to Section 18, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party's interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment, become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

18.          Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

19.          Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Oregon, without regard to its choice of law principles. In the event of a lawsuit to enforce or interpret this Agreement, the Grantor agrees, upon the Secured Party’s request, to submit to the jurisdiction of the courts of Multnomah County, State of Oregon.

20.          Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement, the Note and the documents executed in connection therewith constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

[signature page follows]

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GRANTOR:
SUMMIT SEMICONDUCTOR LLC, a
Delaware limited liability company

By:
Brett Moyer, Chief Executive Officer

	Address:	20575 NW Von Neumann Dr., Suite 100
Beaverton, OR 97006

SECURED PARTY:
Carl Berg

By:

Name:

Title:

Address:

[Signature Page to Loan and Security Agreement]